Exhibit 99.1
                                                                  ------------





                                                                EXECUTION COPY


             AMENDMENT NO. 1 TO THE GSAA HOME EQUITY TRUST 2006-3
             ----------------------------------------------------
                    ASSET-BACKED CERTIFICATES SERIES 2006-3
                    ---------------------------------------
                     MASTER SERVICING AND TRUST AGREEMENT
                     ------------------------------------



         This amendment (the "Amendment") to the GSAA Home Equity Trust 2006-3 Asset-Backed Certificates Series 2006-3 Master Servicing and Trust Agreement dated February 1, 2006 (the "Master Servicing and Trust Agreement") among the parties hereto is made and entered into as of the 24th day of March, 2006 by the parties hereto.

         WHEREAS, the parties hereto desire to amend the Master Servicing and Trust Agreement in accordance with the provisions referenced below;

         NOW, THEREFORE, in order to reflect the mutual understanding of the parties hereto, the undersigned hereby agree and acknowledge that:

         SECTION 1.  Certain Defined Terms.

         Capitalized terms which are used and not otherwise defined herein shall have the respective meanings assigned to them in the Master Servicing and Trust Agreement.

         SECTION 2. Amendment of the Master Servicing and Trust Agreement.

         Pursuant to Section 12.01 of the Master Servicing and Trust Agreement, each of the parties hereto hereby agrees that:

         (a) page v shall hereby be amended such that the reference "Exhibit C-1 Form of Class RX Certificates" shall be added after the reference "Exhibit C Form of Class R and Class RC Certificates."

         (b) the first paragraph of the Preliminary Statement shall be deleted in its entirety and replaced with the following:

         "The Securities Administrator on behalf of the Trust shall elect that four segregated asset pools within the Trust Fund be treated for federal income tax purposes as comprising four REMICs (each, a "Trust REMIC" or, in the alternative, the "Lower-Tier REMIC", the "Middle-Tier REMIC", the "Upper-Tier REMIC", and the "Class X REMIC" respectively). The Class X Interest, Class UT Swap IO Interest and each Class of LIBOR Certificates (other than the right of each Class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts), represents ownership of a regular interest in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class R Certificates represent ownership of the sole class of residual interest in the Upper-Tier REMIC, the Class RC Certificates represent ownership of the sole class of residual interest in each of the Lower-Tier REMIC and the Middle Tier REMIC and the Class RX Certificates represent ownership of the sole class of residual interest in the Class X REMIC for purposes of the REMIC Provisions. The Startup Day for each REMIC described herein is the Closing Date. The latest possible maturity date for each Certificate is the latest date referenced in Section 2.04. The Class X REMIC shall hold as assets the Class X Interest and the Class UT Swap IO Interest as set out below. The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier Regular Interests, set out below. The Lower-Tier REMIC shall hold as assets the assets described in the definition of "Trust Fund" herein (other than the Prepayment Premiums, the Interest Rate Swap Agreement and the Excess Reserve Fund Account). Each Lower-Tier Regular Interest is hereby designated as a regular interest in the Lower-Tier REMIC. Each Middle-Tier Regular Interest is hereby designated as a regular interest in the Middle-Tier REMIC. The Class MT-A-1, Class MT-A-2, Class MT-A-3, Class MT-A-4, Class MT-M-1, Class MT-M-2, Class MT-M-3, Class MT-M-4, Class MT-M-5, Class MT-B-1, Class MT-B-2, Class MT-B-3 and Class MT-B-4 Interests are hereby designated the MT-Accretion Directed Classes (the "MT Accretion Directed Classes"). The Class P Certificates represent beneficial ownership of the Prepayment Premiums, each Class of Regular Certificates represents beneficial ownership of a regular interest in the Upper-Tier REMIC and the right to receive Basis Risk Carry Forward Amounts and the Class X Certificates represent beneficial ownership of two separate regular interests in the Upper-Tier REMIC, the Interest Rate Swap Agreement, the Supplemental Trust and the Excess Reserve Fund Account, which portions of the Trust Fund shall be treated as a grantor trust."

         (c) the sixth sentence of footnote 14 beginning on page 8 and continuing on page 9 shall be deleted in its entirety and replaced with the following:

         "The Class X Certificates will represent beneficial ownership of a regular interest issued by the Class X REMIC, the Interest Rate Swap Agreement, the Supplemental Interest Trust and amounts in the Excess Reserve Fund Account, subject to the obligation to make payments from the Excess Reserve Fund Account and the Supplemental Interest Trust in respect of Basis Risk Carry Forward Amounts."

         (d) footnote 16 on page 9 shall be deleted in its entirety and replaced with the following:

         "For each Distribution Date, 100% of the cash flow in respect of the Class MT-Swap IO Interest."

         (e) the following paragraphs shall be added in its entirety after footnote 16 on page 9:

         "(17) Each of these Certificates will also be subject to the obligation to pay Class IO Shortfalls as described in Section 8.14. For federal income tax purposes, any amount distributed on the LIBOR Certificates on any such Distribution Date in excess of their Pass Through Rate, calculated by subtracting any Net Swap Payment Amounts or Net Swap Receipt Amounts from the WAC Cap (the "REMIC Cap") shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any excess of the REMIC Cap over the amount distributable on such Class of LIBOR Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in, Section 8.14. The Securities Administrator will treat a LIBOR Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental

         Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.



                                 Class X REMIC
                                 -------------

         The Class X REMIC shall issue the following classes of interests. The Class X Certificates shall represent a regular interest in the Class X REMIC and the Class RX Certificates shall represent the sole class of residual interest in the Class X REMIC.



                                                             Class X REMIC
           Class X REMIC Designation      Interest Rate    Principal Amount
           -------------------------      -------------    ----------------
        Class X Certificates                   (1)                (1)

        Class RX Certificates                  (2)                (2)

         -----------------
         (1) The Class X Certificates are entitled to 100% of the interest and principal on the Class X Interest and the Class UT-Swap IO Interest, on each Distribution Date.

         (2) The Class RX Certificates do not have an interest rate or principal amount."

         (f) the last sentence of the second paragraph on page 10 shall be deleted in its entirety and replaced with the following:

         "It is not intended that the Class R, Class RC or Class RX Certificates be entitled to any cash flow pursuant to this Agreement except as provided in Section 4.01(a)(ii)(A)(1) and Section 4.01(a)(iii)(O) and (P) hereunder."

         (g) the last sentence of the fourth paragraph on page 10 shall be deleted in its entirety and replaced with the following:

         "The minimum denomination for (a) the Class R and Class RC Certificates will each be $100 and each will be a 100% Percentage Interest in such Class, (b) the Class RX Certificates will be a 100% Percentage Interest in such Class and (c) the Class P and Class X Certificates will be a 1% Percentage Interest in each such Class."

         (h) the definition of "Residual Certificates" on page 10 shall be deleted in its entirety and replaced with the following:

         "The Class R, Class RC and Class RX Certificates."

         (i) the definition of "Physical Certificates" on page 11 shall be deleted in its entirety and replaced with the following:

         "The Class P, Class X and Class RX Certificates."

         (j) Section 1.01 shall hereby be amended such that the term "Class RX Certificates" shall be added after the definition "Class RC Certificates":

         "Class RX Certificates: All Certificates bearing the class designation of "Class RX."

         (k) Section 1.01 shall hereby be amended such that the term "Class X Interest" shall be deleted in its entirely and replaced with the following:

         "Class X Interest: The Upper-Tier Regular Interest as specified and described in the Preliminary Statement and the related footnote thereto."

         (l) Section 1.01 shall hereby be amended such that the term "Class X REMIC" shall be added after the definition "Class X Interest":

         "Class X REMIC:  As defined in the Preliminary Statement."

         (m) Section 1.01 shall hereby be amended such that the term "Tax Matters Person" shall be deleted in its entirety and replaced with the following:

         "Tax Matters Person: The Holder of the Class R, Class RC and Class RX Certificates is designated as "tax matters person" of the Lower-Tier REMIC, Middle-Tier REMIC and the Upper-Tier REMIC, respectively, in the manner provided under Treasury Regulations Section 1.806F-4(d) and Treasury Regulations Section 301.6234(a)(7)-1."

         (n) the last sentence of the first paragraph of Section 2.04 shall hereby be deleted in its entirety and replaced with the following:

         "Amounts paid to the Class X Certificates (prior to any reduction for any Basis Risk Payment or Swap Termination Payment) shall be deemed paid from the Upper-Tier REMIC to the Class X REMIC in respect of the Class X Interest and from the Class X REMIC to the holders of the Class X Certificates prior to distribution of Basis Risk Payments to the LIBOR Certificates."

         (o) the third and fourth paragraphs of Section 3.01 shall hereby be deleted in their entirety and replaced with the following:

         "The Securities Administrator shall account for the Excess Reserve Fund Account as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Excess Reserve Fund Account are the Class X Certificateholders. For all federal income tax purposes, amounts transferred to the Excess Reserve Fund Account shall be treated as distributions by the Securities Administrator from the Upper-Tier REMIC to the Class X Interest and from the Class X REMIC to the Class X Certificates and then contributed by the Class X Certificateholders to the Excess Reserve Fund Account.

         Any Basis Risk Carry Forward Amounts distributed by the Securities Administrator to the LIBOR Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates and then to the respective Class or Classes of LIBOR Certificates in accordance with the priority of payments in this Section 3.01. In addition, the Securities Administrator shall account for the LIBOR Certificateholders' rights to receive payments of Basis Risk Carry Forward Amounts as rights in a limited recourse interest rate cap contract written by the Class X Certificateholders in favor of the Holders of each such Class."

         (p) Section 4.01(a)(iii)(P) shall be added to Section 4.01 in its entirety:

         "(P) to the Class RX Certificates, any remaining amount, in respect of the Class X REMIC."

         (q) the last sentence of the fourth paragraph of Section 4.05 shall hereby be deleted in its entirety and replaced with the following:

         "For federal income tax purposes, Net Swap Payment Amounts and Swap Termination Payments payable to the Swap Provider shall be deemed to be paid to the Supplemental Interest Trust first, by the Holder of the Class X Certificates and second, other than any Defaulted Swap Termination Payment, from the Upper-Tier REMIC by the Holders of the applicable Class or Classes of LIBOR Certificates as and to the extent provided in Section 8.14."

         (r) the first sentence of the fifth paragraph of Section 4.05 shall hereby be deleted in its entirety and replaced with the following:

         "Any Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) distributed by the Securities Administrator to the LIBOR Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates and (to the extent remaining after payments to the Swap Provider) then to the respective Class or Classes of LIBOR Certificates."

         (s) the fourth paragraph of Section 5.02(b) shall hereby be deleted in its entirety and replaced with the following:

         "The Residual Certificates may not be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any person investing on behalf of or with plan assets of such plan."

         (t) the first sentence of the second paragraph of Section 8.12 shall hereby be deleted in its entirety and replaced with the following:

         "The Holder of the largest Percentage Interest of the Class R, Class RC and Class RX Certificates shall act as Tax Matters Person for the Lower-Tier REMIC and the Middle-Tier REMIC, the Upper-Tier REMIC, and the Class X REMIC, respectively, within the meaning of Treasury Regulations
Section 1.860F-4(d), and the Securities Administrator is hereby designated as agent of such Certificateholder for such purpose (or if the Securities Administrator is not so permitted, such Holder shall be the Tax Matters Person in accordance with the REMIC Provisions)."

         (u) the third sentence of the first paragraph of Section 8.14 shall hereby be deleted in its entirety and replaced with the following:

         "Accordingly, each Class of LIBOR Certificates will comprise two components--a regular interest in the Upper-Tier REMIC and an interest in an interest rate cap contract, and the Class X Certificates will be comprised of four components--a regular interest in the Class X REMIC, an interest in the Interest Rate Swap Agreement, the Supplemental Interest Trust and the Excess Reserve Fund Account subject to the obligation to pay Basis Risk Cary Forward Amounts, Net Swap Payment Amounts and Swap Termination Payments."

         (v) an Exhibit C-1 (attached hereto as Exhibit A in its entirety) shall be added after Exhibit C.

         (w) the first sentence of the first paragraph of Exhibit G shall hereby be deleted in its entirety and replaced with the following:

         "The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Class [R][RC][RX] Certificate (the "Certificate") issued pursuant to the Master Servicing and Trust Agreement (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee"), JPMorgan Chase Bank, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), Deutsche Bank National Trust Company, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and U.S. Bank National Association, as a custodian."

         SECTION 3.  Conditions Precedent.

         The effectiveness of this Amendment is subject to the fulfillment of each of the following conditions:

         (a) Prior written notice to the Rating Agencies (with copy of such notice to the Trustee and the Master Servicer) of the proposed amendment to the Master Servicing and Trust Agreement; and

         (b) An Opinion of Counsel, delivered to the Trustee and Master Servicer pursuant to the last sentence of the first paragraph and the third paragraph of Section 12.01.

         SECTION 4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 5.  Counterparts.

         This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

         AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

                                 GS MORTGAGE SECURITIES CORP., as Depositor

                                 By: /s/ Michelle Gill
                                    -------------------------------------------
                                     Name:  Michelle Gill
                                     Title: Vice President

                                 U.S. BANK NATIONAL
                                 ASSOCIATION, solely as
                                 Trustee and not in its
                                 individual capacity

                                 By: /s/ Amedeo Morreale
                                    -------------------------------------------
                                     Name:  Amedeo Morreale
                                     Title: Vice President


                                 JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as
                                  Master Servicer and Securities Administrator

                                 By: /s/ Annette M. Marsula
                                     ------------------------------------------
                                     Name:  Annette M. Marsula
                                     Title: Vice President


                                 DEUTSCHE BANK NATIONAL TRUST COMPANY, as a
                                  Custodian

                                 By: /s/ Andrew Hays
                                     ------------------------------------------
                                     Name:  Andrew Hays
                                     Title: Associate

                                 By: /s/ Norma L. Catone
                                     ------------------------------------------
                                     Name:  Norma L. Catone
                                     Title: Vice President

                                 JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as
                                  a Custodian

                                 By: /s/ Barbara G. Robinson
                                     ------------------------------------------
                                     Name:  Barbara G. Robinson
                                     Title: Authorized Signatory


                                 U.S. BANK NATIONAL ASSOCIATION, as a
                                 Custodian

                                 By:  /s/ Amedco Morreale
                                     ------------------------------------------
                                     Name:  Amedco Morreale
                                     Title: Vice President

                                                                     EXHIBIT A
                                  EXHIBIT C-1
                         FORM OF CLASS RX CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

         NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT WITHOUT AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.


Certificate No.                         :         [RX]

Cut-off Date                            :         February 1, 2006

First Distribution Date                 :

Percentage Interest of this
Certificate ("Denomination"):           :         100%

CUSIP                                   :

ISIN                                    :

                         GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2006-3
                   Asset-Backed Certificates, Series 2006-3

                                  Class [RX]

                  evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

         Distributions in respect of this Certificate is distributable monthly as set forth herein. This Class [RX] Certificate has no Certificate Balance and is not entitled to distributions in respect of principal or interest. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [____________] is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class [RX] Certificates pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee"), JPMorgan Chase Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"), Deutsche Bank National Trust Company, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class [RX] Certificate at the office designated by the Securities Administrator for such purposes.

         No transfer of a Class [RX] Certificate shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Securities Administrator or the Trust Fund, or, alternatively, an opinion of counsel as described in the Agreement. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without an opinion of counsel as described in the Agreement, such attempted transfer or acquisition shall be void and of no effect.

         Each Holder of this Class [RX] Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class [RX] Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class [RX] Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class [RX] Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class [RX] Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under
Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class [RX] Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class [RX] Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class [RX] Certificate, (C) not to cause income with respect to the Class [RX] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class [RX] Certificate or to cause the Transfer of the Ownership Interest in this Class [RX] Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and
(iv) any attempted or purported Transfer of the Ownership Interest in this Class [RX] Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                  IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:                           JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                  not in its individual capacity, but solely as Securities Administrator



                                 By: ____________________________


Authenticated:



By: ____________________________________
     Authorized Signatory of
     JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
     not in its individual capacity,
         but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2006-3
                           Asset-Backed Certificates

                  This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-3 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                  Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five (5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee, the Depositor, the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee or Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

                  On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 5% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s),
assign(s) and transfer(s) unto ________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

   (Please print or typewrite name and address including postal zip code of assignee)

         the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
_____________________________________________________________________________.

Dated:




                                  ____________________________________________
                                  Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________,
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ______, or, if mailed by check, to ____________________________,
Applicable statements should be mailed to ____________________________________,
______________________________________________________________________________.

This information is provided by ______________________________________________, the assignee named above, or _________________________________________________, as its agent.